SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2005

COMPUCREDIT CORPORATION

A Georgia Corporation

IRS Employer Identification No. 58-2236689

SEC File No. 0-25751

245 Perimeter Center Parkway, Suite 600

Atlanta, GA  30346

(770) 206-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On April 4, 2005, our management presented at the Bear Stearns Specialty Finance Conference.  A copy of the slides from that presentation is attached as Exhibit 99.1 hereto.

Item 9.01.                                          Financial Statements and Exhibits,

(c)                                  Exhibits

99.1         Slides from presentation at Bear Stearns Specialty Finance Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION.

	By:	/s/ David G. Hanna
	Name:	David G. Hanna
	Title:	Chief Executive Officer and Chairman of the Board

Dated: April 4, 2005